UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

APPLE HOSPITALITY REIT, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-37389	26-1379210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street
Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 804 344-8121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APLE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.07 and 8.01 of Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2026, the Company held its Annual Meeting. At the Annual Meeting, shareholders considered:

1.
The election of eight (8) directors to the Board of Directors (the “Board”);
2.
The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm to serve for 2026; and
3.
An advisory vote regarding the approval of compensation paid to the Company’s named executive officers.

The Company's shareholders voted as follows on these matters:

1.
The Company’s shareholders elected the eight director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Glenn W. Bunting	177,756,332	4,243,322	20,674,943
Jon A. Fosheim	177,839,684	4,159,970	20,674,943
Carolyn B. Handlon	180,820,187	1,179,467	20,674,943
Glade M. Knight	179,493,266	2,506,388	20,674,943
Justin G. Knight	179,868,747	2,130,907	20,674,943
Blythe J. McGarvie	179,121,070	2,878,584	20,674,943
L. Hugh Redd	177,744,462	4,255,192	20,674,943
Howard E. Woolley	170,654,955	11,344,699	20,674,943

The eight duly elected directors, constituting all of the Board’s directors, will serve a one-year term expiring at the 2027 Annual Meeting of Shareholders.

2.
The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. This proposal received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
199,438,485	2,704,182	531,930	-

3.
The Company’s shareholders voted on the advisory resolution to approve the compensation paid to the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
175,328,993	5,940,374	730,287	20,674,943

Item 8.01 Other Events.

On May 22, 2026, the Board approved an extension until July 2027 of the Company’s existing share repurchase program. The extended share repurchase program permits the repurchase of up to $242.5 million of the Company’s common shares. Repurchases may be made in the open market, through 10b5-1 programs or in privately negotiated transactions. The timing of share repurchases and the number of common shares to be repurchased will depend upon prevailing market conditions and other factors. There can be no assurances that the Company will make additional purchases under the share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight
Chief Executive Officer

May 27, 2025